Exhibit 10.2

TRANSITION AGREEMENT

TRANSITION AGREEMENT (this “Agreement”), dated as of December 7, 2007, by and between StoneMor Operating LLC, a Delaware limited liability company (“StoneMor LLC”), joined herein by those of its direct and indirect subsidiary entities which are parties to the Purchase Agreement, as defined herein (collectively, with StoneMor LLC, the “Buyer”), and SCI Funeral Services, Inc., an Iowa corporation (“Parent”), joined herein by those of its direct and indirect subsidiary entities which are parties to the Purchase Agreement (collectively, with Parent, the “Seller”).

RECITALS

A. In accordance with that certain Asset Purchase and Sale Agreement, dated as of December 4, 2007 (the “Purchase Agreement”), Seller is selling the Business (as defined in the Purchase Agreement) and the assets associated therewith to Buyer.

B. Buyer has made application for all Permits required for the operation of the Business which Buyer anticipates receiving on or before the Closing Date. Exhibit “A” sets forth as of the date hereof the current status of applications for Permits at the Owned Locations and Managed Locations which comprise the Business (collectively the “Locations”). Buyer and Seller wish to make certain arrangements in the event Buyer does not obtain all of the Permits required to operate the Business and is unable to arrange for Interim Approval as hereinafter defined.

NOW, THEREFORE, in consideration of the covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller, intending to be legally bound, hereby agree as follows:

ARTICLE I

EFFECT AND DEFINITIONS

1.1 Effect of Agreement. This Agreement supplements the Purchase Agreement.

1.2 Definitions. Defined terms used in this Agreement and not otherwise defined in this Agreement will have their respective meanings set forth in the Purchase Agreement.

ARTICLE II

PERMITS

2.1 On or before the Closing Date, Buyer shall identify on Exhibit “B” the Locations for which Buyer does not anticipate receiving as of the Closing Date either (a) the Permits that it requires to operate or (b) interim approval from applicable regulatory authorities that permit it to operate pending receipt of required Permits (“Interim Approval”). (Such Locations are referred to as Locations Pending Approval). For each of the Locations Pending Approval, Seller has agreed to continue to operate such Locations for the account of and for the benefit of the Buyer. Buyer agrees to make both the assets comprising and the employees staffing such Locations available to Seller for such purpose. Buyer further agrees that during the term of this arrangement as hereinafter provided,

TRANSITION AGREEMENT	Page 1

it will continue to diligently pursue Interim Approval and/or required Permits from applicable regulatory authorities. The parties agree that upon receipt of either required Permits or Interim Approvals for a Location Pending Approval, Buyer shall promptly assume and undertake operations at such Locations, and Seller shall cease to operate such Location for the benefit of the Buyer. The parties further agree to amend Exhibit “B” from time to time to delete the Locations Pending Approval for which Buyer has secured Interim Approval or required Permits.

ARTICLE III

DURATION

3.1 The term of this Agreement (the “Term”) will commence as of the Closing Date and will continue on a Location by Location basis until Buyer as to each Location Pending Approval has secured required Permits or Interim Approval.

ARTICLE IV

FEES

4.1 Buyer agrees to reimburse the Seller for all costs incurred by Seller while operating Owned Locations for the benefit of Buyer as provided in Article II.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices and other communications required or provided for hereunder shall be in writing and shall be deemed to be given:

(a) When delivered personally to the individual, or to an officer of the company, to which the notice is directed;

(b) Three (3) business days after the same has been deposited in the United States mail, sent Certified or Registered mail with Return Receipt Requested, postage prepaid and addressed as provided in this Section; or

(c) One (1) business day after the same has been deposited with a generally recognized overnight delivery service (including United States Express Mail), with receipt acknowledged and with all charges prepaid by the sender addressed as provided in this Section. Except as specifically provided otherwise herein, notices and other communications relating to this Agreement or the transactions contemplated hereby shall be directed as follows:

if to Seller, to:

President SCI Funeral Services, Inc. 1929 Allen Parkway Houston, Texas 77019

TRANSITION AGREEMENT	Page 2

with a copy to: General Counsel Service Corporation International 1929 Allen Parkway Houston, Texas 77019

if to Buyer, to:

StoneMor Operating, LLC

Attention: Lawrence Miller, President & Chief Executive Officer

155 Rittenhouse Circle

Bristol, Pennsylvania 19007

with a copy to:

Blank Rome LLP

Attention: Lewis J. Hoch

One Logan Square

18th & Cherry Streets

Philadelphia, Pennsylvania 19103-6998

or at such other place or places or to such other person or persons as shall be designated by like notice by any party hereto.

5.2 Compliance. Each of Seller and Buyer agrees that it will take appropriate action by instruction of or agreement with its personnel to ensure that all personnel performing services under this Agreement will be bound by and comply with all of the terms and conditions of this Agreement.

5.3 Relationship of Parties. The relationship between the parties created by this Agreement is that of independent contractors and not partners, joint venturers or agents.

5.4 Arbitration. Any dispute concerning this Agreement, its effect, or the transactions contemplated by it, shall be settled by arbitration in accordance with Section 8.6 of the Purchase Agreement.

5.5 Assignment; Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by any party hereto without the prior written consent of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third person any rights or remedies under or by reason of this Agreement.

TRANSITION AGREEMENT	Page 3

5.6 Entire Agreement; Amendment; Waiver.

(a) This Agreement together with the Exhibits hereto and the Purchase Agreement embody the whole agreement of the parties with respect to the subject matter hereof and thereof. There are no promises, terms, conditions, or obligations other than those contained herein and therein. All previous negotiations between the parties, either verbal or written, not herein or therein contained are hereby withdrawn and annulled. This Agreement, together with the Exhibits hereto, and the Purchase Agreement supersede all previous communications, representations, or agreements, either verbal or written, between the parties hereto with respect to the subject matter hereof.

(b) This Agreement may not be amended except by an instrument in writing signed by an authorized representative on behalf of each party hereto.

(c) No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective. No waiver by any party of any provision of this Agreement in a particular instance shall be deemed to constitute a waiver of such provision thereafter unless otherwise agreed in writing and signed by the party against whom the waiver is to be effective.

(d) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.7 Severability. If one or more provisions of this Agreement shall be held invalid, illegal or unenforceable, such provision shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement. In either case, the balance of this Agreement shall be interpreted as if such provision were so modified or excluded, as the case may be, and shall be enforceable in accordance with its terms.

5.8 Certain Interpretive Matters. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the parties to this Agreement by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof. The singular form of any word used herein shall be deemed to include the plural form of such word and vice versa. References herein to feminine, masculine or neuter gender shall be deemed to include all genders. As used herein, the words “and” and “or” shall be deemed to mean “and/or” as the context requires.

5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.10 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

TRANSITION AGREEMENT	Page 4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers on the date first above written.

BUYER:

STONEMOR OPERATING LLC,

a Delaware limited liability company

STONEMOR ALABAMA LLC,

an Alabama limited liability company

STONEMOR ALABAMA SUBSIDIARY, INC.,

an Alabama corporation

STONEMOR ARKANSAS SUBSIDIARY LLC,

an Arkansas limited liability company

STONEMOR CALIFORNIA, INC.,

a California corporation

STONEMOR CALIFORNIA SUBSIDIARY, INC.,

a California corporation

STONEMOR FLORIDA SUBSIDIARY LLC,

a Florida limited liability company

STONEMOR HAWAII LLC,

a Hawaii limited liability company

STONEMOR HAWAII SUBSIDIARY LLC,

a Hawaii limited liability company

STONEMOR IOWA LLC,

an Iowa limited liability company

STONEMOR IOWA SUBSIDIARY LLC,

an Iowa limited liability company

STONEMOR ILLINOIS LLC,

an Illinois limited liability company

STONEMOR ILLINOIS SUBSIDIARY LLC,

an Illinois limited liability company

TRANSITION AGREEMENT

STONEMOR INDIANA LLC,

an Indiana limited liability company

STONEMOR INDIANA SUBSIDIARY LLC,

an Indiana limited liability company

STONEMOR KENTUCKY LLC,

a Kentucky limited liability company

STONEMOR KENTUCKY SUBSIDIARY LLC,

a Kentucky limited liability company

STONEMOR MISSOURI LLC,

a Missouri limited liability company

STONEMOR MISSOURI SUBSIDIARY LLC,

a Missouri limited liability company

STONEMOR NORTH CAROLINA LLC,

a North Carolina limited liability company

STONEMOR NORTH CAROLINA SUBSIDIARY LLC,

a North Carolina limited liability company

CEMETERY MANAGEMENT SERVICES OF OHIO,

an Ohio limited liability company

CORNERSTONE FUNERAL AND CREMATION SERVICES LLC,

a Delaware limited liability company

STONEMOR OREGON LLC,

an Oregon limited liability company

STONEMOR OREGON SUBSIDIARY LLC,

an Oregon limited liability company

STONEMOR SOUTH CAROLINA LLC,

a South Carolina limited liability company

STONEMOR SOUTH CAROLINA SUBSIDIARY LLC,

a South Carolina limited liability company

LAKEWOOD HAMILTON CEMETERY LLC,

a Tennessee limited liability company

TRANSITION AGREEMENT

LAKEWOOD HAMILTON CEMETERY SUBSIDIARY, INC.,

a Tennessee corporation

STONEMOR TENNESSEE SUBSIDIARY, INC.,

a Tennessee corporation

STONEMOR WASHINGTON, INC.,

a Washington corporation

STONEMOR WASHINGTON SUBSIDIARY, INC.,

a Washington corporation

CORNERSTONE FAMILY SERVICES OF WEST VIRGINIA SUBSIDIARY, INC.,

a West Virginia corporation

STONEMOR PUERTO RICO LLC,

a Puerto Rico limited liability company

STONEMOR PUERTO RICO SUBSIDIARY LLC,

a Puerto Rico limited liability company

In each case,

By:	/s/ PAUL WAIMBERG
PAUL WAIMBERG, Vice President of Finance

TRANSITION AGREEMENT

SELLER:

SCI FUNERAL SERVICES, INC.,

an Iowa corporation

ECI ALABAMA SERVICES, LLC,

an Alabama limited liability company

JPH PROPERTIES, INC.,

a Texas corporation

SCI ALABAMA FUNERAL SERVICES, INC.,

an Alabama corporation

SCI ARKANSAS FUNERAL SERVICES, INC.,

an Arkansas corporation

ALDERWOODS GROUP (CALIFORNIA), INC.,

a California corporation

SCI CALIFORNIA FUNERAL SERVICES, INC.,

a California corporation

UNIVERSAL MEMORIAL CENTERS VI, INC.,

a California corporation

SECURITY TRUST PLANS, INC.,

a Florida corporation

HAWAIIAN MEMORIAL LIFE PLAN, LTD.,

a Hawaii corporation

SCI IOWA FUNERAL SERVICES, INC.,

an Iowa corporation

ALDERWOODS (CHICAGO NORTH), INC.,

an Illinois corporation

PINEVIEW MEMORIAL PARK, INC.,

an Illinois corporation

ALDERWOODS (ILLINOIS), INC.,

an Illinois corporation

WOODLAWN MEMORIAL PARK, INC.,

an Illinois corporation

TRANSITION AGREEMENT

ELMWOOD ACQUISITION CORPORATION,

an Illinois corporation

ALDERWOODS (INDIANA), INC.,

an Indiana corporation

SCI INDIANA FUNERAL SERVICES, INC.,

a Delaware corporation

SCI KENTUCKY FUNERAL SERVICES, INC.,

a Kentucky corporation

SCI MISSOURI FUNERAL SERVICES, INC.,

a Missouri corporation

LINEBERRY GROUP, INC.,

a North Carolina corporation

CAROTHERS HOLDING COMPANY, INC.,

a North Carolina corporation

CINCINNATI CEMETERIES LIMITED PARTNERSHIP,

an Ohio limited partnership

ALDERWOODS (OHIO) FUNERAL HOME, INC.,

an, Ohio corporation

UNIVERSAL MEMORIAL CENTERS I, INC.,

an Oregon corporation

ALDERWOODS (OREGON), INC.,

an Oregon corporation

ALDERWOODS (SOUTH CAROLINA), INC.,

a South Carolina corporation

GRACELAND CEMETERY DEVELOPMENT CO.,

a South Carolina corporation

ALDERWOODS (TENNESSEE), INC.,

a Tennessee corporation

ALDERWOODS (WASHINGTON), INC.,

a Washington corporation

TRANSITION AGREEMENT

ALDERWOODS (WEST VIRGINIA), INC.,

a West Virginia corporation

SCI PUERTO RICO FUNERAL AND CEMETERY SERVICES, INC.,

a Puerto Rico corporation

SCI OHIO FUNERAL SERVICES, INC.,

an Ohio corporation

ALDERWOODS (OHIO) CEMETERY MANAGEMENT, INC.,

an Ohio corporation

In each case,

By:	/s/ Michael D. Lehman
Michael D. Lehman, Vice President

TRANSITION AGREEMENT

EXHIBIT A

Dignity 2007 – Licensure Status Chart

(last revised 12/6/2007)

State	Status of Licensure
ALABAMA (2 cemeteries, 2 funeral homes)	funeral establishment licensure is issued post-closing - Board of Funeral Services cemetery/funeral establishment preneed licensure is pending, expected in December - Department of Insurance,

ARKANSAS (2 funeral homes)	funeral establishment licensure is issued post-closing - State Board of Embalmers and Funeral Directors preneed pending, expected in December - Insurance Department

CALIFORNIA (7 cemeteries, 8 funeral homes, 4 crematories)	pending, expected in December; interim approval being sought to coincide with public offering - Cemetery and Funeral Bureau

FLORIDA (1 funeral home)	pending, funeral establishment licensure expected by Board teleconference meeting in January and preneed licensure expected at Board meeting in February - Board of Funeral, Cemetery and Consumer Services

HAWAII (1 cemetery)	pending, expected in December - Cemetery and Pre-Need Funeral Authority

ILLINOIS (5 cemeteries, 2 funeral homes, 2 crematories)	pending, expected in December (subject to satisfactory audits of SCI) - Comptroller, Cemetery Care and Burial Trust Division

TRANSITION AGREEMENT

State	Status of Licensure
INDIANA (5 cemeteries, 1 crematory)	8 of 12 licenses issued December 6, remaining 4 licenses expected shortly (pending status for those 4 noted in Board’s licensure database) - State Board of Funeral and Cemetery Service

IOWA (1 cemetery)	Pending, expected by December 19 subject to satisfactory SCI audit - Insurance Division, Securities and Regulated Industries Bureau

KENTUCKY (1 cemetery)	licenses issued October 1, 2007 - Office of the Attorney General

MISSOURI (2 cemeteries, 1 funeral home)	licensure issues post-closing, awaiting confirmation receipt of City of Sedalia business licenses as a licensure condition - Office of Endowed Care Cemeteries; State Board of Embalmers and Funeral Directors

NORTH CAROLINA (3 cemeteries)	October 17 meeting approval - Cemetery Commission

OHIO (7 cemeteries, 1 funeral home, 1 crematory)

Cemetery licensure approved at December 6 meeting subject to conditions to be satisfied within 30 days - Cemetery Dispute Resolution Commission funeral establishment licensure is issued post-closing - State Board of Embalmers and Funeral Directors

TRANSITION AGREEMENT

State	Status of Licensure
OREGON (2 cemeteries, 3 funeral homes)

pending, the Board has advised they will attempt to issue temporary authority to operate all facilities prior to the intended closing date of December 19 - Mortuary and Cemetery Board preneed is issued post-closing after transfer of assumed names - Division of Finance and Corporate Securities

SOUTH CAROLINA (2 cemeteries, 2 funeral homes)

cemetery licensure approved at November 28 meeting subject to conditions being satisfied - Perpetual Care Cemetery Board funeral establishment licensure expected at December 13 meeting - Board of Funeral Service pending preneed funeral homes, expected in December 19 - Department of Consumer Affairs

TENNESSEE (3 cemeteries, 4 funeral homes)	pending, expected in December; interim approval being sought to coincide with public offering - Department of Commerce and Insurance

WASHINGTON (2 cemeteries)	Licenses issued 9/28/2007 - Department of Licensing, Funeral and Cemetery Licensing Office

WEST VIRGINIA (1 funeral home)

funeral establishment licensure pending (require contract or price list modifications), expected in December - Board of Funeral Service Examiners preneed licensure is issued post-closing upon notice of closing - Consumer Protection and Antitrust Division

TRANSITION AGREEMENT

State	Status of Licensure
PUERTO RICO (2 cemeteries, 1 funeral home)	post-closing - Ponce Municipal Permits Office; Regulations and Permits Administration Office - Health Department, Fire Department - use permits will issue approximately 2 to 3 months post-closing

TRANSITION AGREEMENT

EXHIBIT B

TRANSITION AGREEMENT

B-1